Careview Communications, Inc. 8-K

Exhibit 10.18

FOURTH AMENDMENT TO CREDIT AGREEMENT

FOURTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of April 9, 2019, by and among CAREVIEW COMMUNICATIONS, INC., a Nevada corporation (“Holdings”), CAREVIEW COMMUNICATIONS, INC., a Texas corporation and a wholly-owned subsidiary of Holdings (the “Borrower”), and PDL INVESTMENT HOLDINGS, LLC (as assignee of PDL BioPharma, Inc.), a Delaware limited liability company (both in its capacity as the lender (“Lender”) and in its capacity as Agent (solely in such capacity as Agent, the “Agent”)) under the Credit Agreement (as defined below).

W I T N E S S E T H

WHEREAS the Borrower, the Lender and the Agent have entered into that certain Credit Agreement dated as of June 26, 2015 (as amended prior to the date hereof, the “Credit Agreement”); and

WHEREAS, the Borrower the Agent and the Lender wish to amend the Credit Agreement as set forth herein.

Article I.
DEFINITIONS

1.1              Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Amendment, including its preamble and recitals, have the meanings provided in the Credit Agreement.

Article II.
AMENDMENTS

2.1              Amendments. Effective upon receipt by the Agent of counterparts of this Amendment which shall be collectively executed by each of the Borrower, the Lender and the Agent, the Credit Agreement and Note are hereby amended as follows:

(a)               Section 2.2.1 of the Credit Agreement is hereby deleted in its entirety and replaced with “[Reserved]”.

(b)               Section 10.13 of the Credit Agreement is hereby amended and restated in its entirety as follows:

10.13. Successors; Assigns. This Agreement shall be binding upon the Borrower, each other Loan Party party hereto, the Lender and the Agent and their respective successors and assigns, and shall inure to the benefit of the Borrower, each other Loan Party party hereto, the Lender and the Agent and the successors and assigns of the Lender and the Agent. No other Person shall be a direct or indirect legal beneficiary of, or have any direct or indirect cause of action or claim in connection with, this Agreement or any of the other Loan Documents. The Borrower and each other Loan Party party hereto may not assign or transfer any of its rights or Obligations under this Agreement without the prior written consent of the Agent and the Lender. The Lender may sell, transfer, or assign any or all of its rights and obligations hereunder to any Person pursuant to assignment documentation reasonably acceptable to Lender and such assignee.

(c)               The Note shall be amended and restated in its entirety in the form set forth in Exhibit A attached hereto.

Article III.
MISCELLANEOUS

3.1              Loan Document. This Amendment is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with the terms and provisions of the Credit Agreement.

3.2              Effect of Amendment. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect, the rights and remedies of the parties to the Credit Agreement and shall not alter, modify, amend or in any way affect any of the terms or conditions contained therein, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrower to any future consent, to, or waiver, amendment, modification or other change of, any of the terms or conditions contained in the Credit Agreement in similar or different circumstances. Except as expressly stated herein, the Agent and the Lender reserve all rights, privileges and remedies under the Loan Documents. All references in the Credit Agreement and the other Loan Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as modified hereby.

3.3              Reaffirmation. The Borrower hereby reaffirms the Obligations under each Loan Document to which it is a party. The Borrower hereby further ratifies and reaffirms the validity and enforceability of all of the liens and security interests heretofore granted, pursuant to and in connection with the Security Agreement or any other Loan Document, to the Agent, as collateral security for the Obligations under the Loan Documents in accordance with their respective terms, and acknowledges that all of such Liens and security interests, and all Collateral heretofore pledged as security for such obligations, continue to be and remain collateral for such Obligations from and after the date hereof.

3.4              Counterparts. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement. Delivery of an executed signature page of this Amendment by facsimile transmission or electronic transmission shall be as effective as delivery of a manually executed counterpart hereof.

3.5              Construction; Captions. Each party hereto hereby acknowledges that all parties hereto participated equally in the negotiation and drafting of this Amendment and that, accordingly, no court construing this Amendment shall construe it more stringently against one party than against the other. The captions and headings of this Amendment are for convenience of reference only and shall not affect the interpretation of this Amendment.

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3.6              Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns (as permitted under the Credit Agreement).

3.7              Governing Law. This Amendment SHALL BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

3.8              Severability. The illegality or unenforceability of any provision of this Amendment or any instrument or agreement required hereunder shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Amendment or any instrument or agreement required hereunder.

3.9              Release of Claims. In consideration of the Lender’s and Agent’s agreements contained in this Amendment, the Borrower hereby releases and discharges the Lender and the Agent and their affiliates, subsidiaries, successors, assigns, directors, officers, employees, agents, consultants and attorneys (each, a “Released Person”) of and from any and all other claims, suits, actions, investigations, proceedings or demands, whether based in contract, tort, implied or express warranty, strict liability, criminal or civil statute or common law of any kind or character, known or unknown, which Borrower ever had or now has against the Agent, any Lender or any other Released Person which relates, directly or indirectly, to any acts or omissions of the Agent, any Lender or any other Released Person relating to the Credit Agreement or any other Loan Document on or prior to the date hereof; provided however, that this release shall not apply to future claims or causes of action by the Borrower.

[Signature page follows]

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Each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

CAREVIEW COMMUNICATIONS, INC.,
a Nevada corporation,
as Holdings

By:	/s/ Steven G. Johnson
	Name:	Steven G. Johnson
	Title:	President and Chief Executive Officer

CAREVIEW COMMUNICATIONS, INC.,
a Texas corporation,
as Borrower

By:	/s/ Steven G. Johnson
	Name:	Steven G. Johnson
	Title:	President and Chief Executive Officer

PDL INVESTMENT HOLDINGS, LLC,
a Delaware limited liability company,
as Agent

By:	/s/ Christopher Stone
	Name:	Christopher Stone
	Title:	CEO and Treasurer

PDL INVESTMENT HOLDINGS, LLC,
a Delaware limited liability company,
as Lender

By:	/s/ Christopher Stone
	Name:	Christopher Stone
	Title:	CEO and Treasurer

Fourth Amendment to Credit Agreement

EXHIBIT A

Form of Amended and Restated Note

Exhibit A

Upon the occurrence and during the continuance of any one or more of the Events of Default, all Obligations under the Credit Agreement as evidenced by this Note shall become, or may be declared to be, immediately due and payable, all as provided in the Credit Agreement.

All parties now and hereafter liable with respect to this Note, whether as maker, principal, surety, guarantor, endorser or otherwise, hereby waive presentment, demand, protest and all other notices of any kind.

NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED HEREIN OR IN THE CREDIT AGREEMENT, THIS NOTE MAY NOT BE TRANSFERRED EXCEPT PURSUANT TO AND IN ACCORDANCE WITH THE CREDIT AGREEMENT.

THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE LAWS OF ANY OTHER JURISDICTION THAT MIGHT BE APPLIED BECAUSE OF THE CONFLICTS OF LAWS PRINCIPLES OF THE STATE OF NEW YORK (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

CAREVIEW COMMUNICATIONS, INC.,
a Texas corporation

By: ______________________
Name: Steven Johnson
Title: President and CEO

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